(UNITED STATES

SECURITIES AND EXCHANGE COMMISSION)

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2014

_______________________

NovaCopper Inc.

(Exact name of registrant as specified in its charter)

_______________________

British Columbia	001-35447	98-1006991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 1950, 777 Dunsmuir Street
Vancouver, British Columbia
Canada, V7Y 1K4

(Address of principal executive offices, including zip code)

(604) 638-8088

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Mr. Terry Krepiakevich chose not to stand for re-election to the board of directors (the “Board”) of the Registrant and is no longer a director as of May 21, 2014. The departure of Mr. Krepiakevich was as a result of other time commitments and not due to any disagreement with the Registrant.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 21, 2014, the NovaCopper Inc. (the “Company”) held its 2014 Annual Meeting of shareholders (the “Annual Meeting”) at the offices of Blake, Cassels & Graydon LLP in Vancouver, British Columbia, Canada. At the Annual Meeting, the Company’s shareholders approved each of the following proposals set forth in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 27, 2014 (the “2014 Proxy Statement”):

Proposal 1:

The Company’s shareholders set the number of directors at 9, as set forth below:

Votes For	Votes Against	Broker Non-Votes
28,427,993	1,043,937	3,959,728

Proposal 2:

The Company’s shareholders elected the following directors to hold office until the 2015 Annual Meeting:

Name	Votes For	Withheld/Abstain	Broker Non-Votes

Tony S. Giardini	28,361,775	1,109,987	3,959,730
Dr. Thomas S. Kaplan	28,722,458	749,470	3,959,730
Gregory A. Lang	28,104,796	1,367,132	3,959,730
Igor Levental	28,030,886	1,440,876	3,959,730
Kalidas V. Madhavpeddi	29,021,132	450,796	3,959,730
Gerald J. McConnell	28,061,752	1,410,176	3,959,730
Clynton R. Nauman	28,437,172	1,034,590	3,959,730
Janice Stairs	28,223,613	1,248,315	3,959,730
Rick Van Nieuwenhuyse	29,212,134	259,794	3,959,730

Proposal 3:

The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration, as set forth below:

Votes For	Withheld/Abstain	Broker Non-Votes
33,315,964	115,694	0

Proposal 4:

The Company’s shareholders ratified the adoption of the Advance Notice Policy, as adopted by the Board of Directors on January 29, 2014, as set forth below:

Votes For	Votes Against	Broker Non-Votes
28,798,792	673,048	3,959,818

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following Exhibits relating to Item 7.01 are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

Exhibit Number	Description
99.1	NovaCopper Announces Election of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVACOPPER INC.

Dated:	May 22, 2014	By:	/s/ Elaine Sanders
Elaine M. Sanders, Chief Financial Officer